American Beacon Acadian Emerging Markets Managed Volatility Fund
American Beacon Crescent Short Duration High Income Fund
American Beacon GLG Total Return Fund

Supplement dated March 5, 2020
to the
Prospectus and Summary Prospectuses dated May 31, 2019, as previously amended or supplemented

The Board of Trustees (the “Board”) of American Beacon Funds has approved a plan to liquidate and terminate the American Beacon Acadian Emerging Markets Managed Volatility Fund (“Acadian Fund”), the American Beacon Crescent Short Duration High Income Fund (“Crescent Fund”), and the American Beacon GLG Total Return Fund (the “GLG Fund,” and together with the Acadian Fund and the Crescent Fund, the “Funds”) on or about April 30, 2020 (the “Liquidation Date”), upon the recommendation of American Beacon Advisors, Inc., the Funds’ investment manager.
In anticipation of the liquidation, effective immediately, each Fund is closed to new shareholders.  To prepare for the liquidation of the Funds, Acadian Asset Management LLC, the sub-advisor to the Acadian Fund, Crescent Capital Group LP, the sub-advisor to the Crescent Fund, and GLG LLC, the sub-advisor to the GLG Fund, may need to increase the portion of the relevant Fund's assets held in cash and similar instruments in order to pay for that Fund’s expenses and to meet redemption requests. The Funds may no longer be pursuing their respective investment objectives during this transition. Each Fund will distribute cash pro rata to all remaining shareholders who have not previously redeemed or exchanged all of their shares on or about the Liquidation Date.  These shareholder redemptions may be taxable events.  Once the shareholder redemptions are complete, the Funds will terminate.
Please note that you may be eligible to exchange your shares of a Fund at net asset value per share at any time prior to the Liquidation Date for shares of the same share class of another American Beacon Fund under certain limited circumstances.  You also may redeem your shares of a Fund at any time prior to the Liquidation Date.  No sales charges, redemption fees or termination fees will be imposed in connection with such exchanges and redemptions.  In general, exchanges and redemptions are taxable events for shareholders.
In connection with its liquidation, each Fund may declare taxable distributions of its net investment income and net capital gain in advance of its Liquidation Date.
If you own Fund shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, you should consult your tax adviser to discuss a Fund’s liquidation and determine its tax consequences.
For more information, please contact us at 1-800-658-5811, Option 1.  If you purchased shares of a Fund through your financial intermediary, please contact your broker-dealer or other financial intermediary for further details.

***********************************************************
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE